Intangible Assets, Net - Schedule of Amortization Expense (Details)	Jun. 30, 2026 USD ($)
Schedule of Amortization Expense [Abstract]
2026	$ 5,500
2027	11,000
2028	11,000
2029	11,000
2030	10,083
TOTAL	$ 48,583